UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

I-ON DIGITAL CORP.
  (Exact Name of Registrant as Specified in its Charter)

Delaware	000-54995	46-3031328
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15, Tehran-ro 10-gil, Gangam-gu, Seoul, 06234 Korea
(Address of principal executive offices)

Registrant’s telephone number, including area code: +82-2-3430

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IONI

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 28, 2021, I-ON Digital Corp. a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger and Reorganization (the “Agreement”) with CDI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Acquisition”), Cardio Diagnostics, Inc., a Delaware corporation (“CDI”), and the shareholders of CDI (the “CDI Shareholders”).

Pursuant to the terms of the Agreement, Acquisition will merge with and into CDI (the “Merger”) with CDI becoming the surviving entity and a wholly-owned subsidiary of the Company.  In consideration for the Merger, the CDI Shareholders shall receive 25,000,000 newly issued shares of common stock of the Company, par value $0.0001 (“I-On Common Stock”) to be issued to the CDI Shareholders in accordance with their pro rata ownership of CDI prior to the Merger.

Simultaneously with the Merger, all of the equity interests in I-On Communications, Ltd., a company organized under the laws of the Republic of South Korea (“Communications”), the Company’s wholly-owned subsidiary, shall be transferred by the Company to certain other shareholders of the Company (collectively, the “Communications Shareholders”) in exchange for the return of Twenty Million (20,000,000) shares of the I-On Common Stock held by the Communications Shareholders (the “Spinoff”).

The Merger is contingent upon the approval by a majority of the Company’s shareholders of the Spinoff and an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Cardio Diagnostics Holdings, Inc.” and effectuate the reverse split of the number of outstanding I-On Common Stock on the basis of one share for a range of per every ten (10) to fifteen (15) shares of I-On Common Stock outstanding.

The foregoing descriptions of the above referenced agreements do not purport to be complete. For an understanding of their terms and provisions, reference should be made to the Merger Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Agreement of Merger and Plan of Reorganization

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2021	I-ON DIGITAL CORP.

	By:	/s/ Jae Cheol Oh
		Name:	Jae Cheol Oh
		Title:	Chief Executive Officer